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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We consent to the incorporation by reference in the Registration Statements of Polycom, Inc. on Forms S-8 (Registration file Nos. 333-45351, 333-43059, 333-86681 and 333-93419) of our report dated January 28, 2000, except for Note 15, which is as of March 3, 2000, relating to the financial statements and financial statement schedules, which appear in this Form 10-K.



PricewaterhouseCoopers LLP
San Jose, California
March 29, 2000